Exhibit 10.2
ADDENDUM TO CONTRACTS WITH MEDICARE PART D SPONSORS
PURSUANT TO SECTIONS 1860D-1 THROUGH 1860D-42 OF THE SOCIAL
SECURITY ACT FOR THE OPERATION OF A VOLUNTARY MEDICARE
PRESCRIPTION DRUG PLAN
The Centers for Medicare and Medicaid Services (hereinafter referred to as “CMS”) and ___________________________, an organization operating a Voluntary Medicare Prescription Drug Plan (hereinafter referred to as “the Sponsor”) agree, pursuant to 42 C.F.R. § 423.508(a) to amend the contract (                      ) governing the Sponsor’s Part D operations described in Section 1860D-1 through 1860D-42(with the exception of 1860D-22(a) and 1860D-31) of the Social Security Act (hereinafter referred to as “the Act”) to include the provisions stated below.
This addendum is made pursuant to Subpart L of 42 CFR Part 417, Subpart K of 42 CFR Part 422, and Subpart K of 42 CFR Part 423.
NOTE: For the purposes of this addendum, “the Sponsor” includes the following: standalone prescription drug plan (PDP) sponsors, Medicare managed care organizations offering Part D benefits (MA-PD), and employer group/union-only organizations. For a PDP sponsor, this document amends its contract with CMS. For MA-PD organizations and employer group/union-only benefit sponsors, this document amends the Part D addendum to their Medicare managed care contracts with CMS.

Article I
Medicare Voluntary Prescription Drug Benefit
A.	This addendum is in no way intended to supersede or modify 42 CFR, Parts 417,422 or 423, except as to any requirements set forth in 42 CFR Part 423 that are specifically waived or modified for Sponsors offering a prescription drug benefit exclusively to Part D eligible individuals enrolled in employment-based retiree prescription drug coverage as provided in applicable employer/union-only group waiver guidance and/or in this addendum. Failure to reference a regulatory requirement in this addendum does not affect the applicability of such requirements to the Sponsor and CMS.

B.	In the event of a conflict between the employer/union-only group waiver guidance issued prior to the execution of the contract and this addendum, the provisions of this addendum shall control. In-the event of any conflict between the employer/union-only group waiver guidance issued after the execution of the contract and this addendum, the provisions of the employer/union-only group guidance shall control.

C.	In the event of any conflict between the provisions of this addendum and any other provision of the contract, the terms of this addendum shall control.
Article II
Sponsor Reimbursement to Pharmacies
A.	Effective January 1, 2010, Sponsor will issue, mail, or otherwise transmit payment with respect to all clean claims submitted by pharmacies (other than pharmacies that dispense drugs by mail order only or are located in, or contract with, a long-term care facility) within 14 days of receipt of an electronically submitted claim or within 30 days of receipt of a claim submitted otherwise.

B.	Effective January 1, 2010, Sponsor must ensure that a pharmacy located in, or having a contract with, a long-term care facility will have not less than 30 days (but not more than 90 days) to submit claims to the Sponsor for reimbursement.

C.	Effective January 1, 2009, if Sponsor uses a standard for reimbursement of pharmacies based on the cost of a drug will update such standard not less frequently than once every 7 days, beginning with an initial update on January 1 of each year, to accurately reflect the market price of acquiring the drug.
Article III
Record Retention and Reporting Requirements

The section entitled “RECORD MAINTENANCE AND ACCESS” is amended to include the following provision: “Sponsor agrees to maintain records and provide access in accordance with 42 CFR §§ 423.505 (b)(10) and 423.505(i)(2)(ii).”
Article IV
CMS Notice of Sponsor Contract Non-Renewal
Paragraph 1 of the section entitled “QUALIFICATION TO RENEW ADDENDUM” is revised to read as follows:
“1. In accordance with 42 CFR §423.507, the Sponsor will be determined qualified to renew this addendum annually only if—
(a)	The Sponsor has not provided CMS with a notice of intention not to renew in accordance with Article VII of this addendum, and

(b)	CMS has not provided the Sponsor with a notice of intention not to renew.”
Article IV
Addendum Term
This addendum is effective from the date of CMS’ authorized representative’s signature and shall remain in effect for as long as the Sponsor remains a Part D sponsor under contract with CMS.
Article VI
Modification or Termination of Addendum by Mutual Consent
This addendum may be modified or terminated at any time by written mutual consent in accordance with 42 CFR 423.508.
Article XII
Severability
Severability of the addendum shall be in accordance with 42 CFR §423.504(e).
Article XIII
Miscellaneous
A.	Terms not otherwise defined in this addendum shall have the meaning given such terms at 42 CFR Part 423 or, as applicable, 42 CFR Part 422 or Part 417.

B.	The Sponsor agrees that it has not altered in any way the terms of the addendum presented for signature by CMS. Sponsor agrees that any alterations to the original text the Sponsor may make to this addendum shall not be binding on the parties.

In witness whereof, the parties hereby execute this contract modification
FOR THE SPONSOR

Heath Schiesser	President and CEO
Print Name	Title

Signature	Date

Organization	8735 Henderson Rd., Tampa, FL 33634 Address
FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES

Cynthia Tudor, PH.D. Director Medicare Drug Benefit Group and C&D Data Group Center for Drug and Health Plan Choice	Date

2009 EGWP (“800 SERIES”) MA-ONLY ADDENDUM
EMPLOYER/UNION-ONLY GROUP PART C ADDENDUM TO CONTRACT
WITH APPROVED ENTITY PURSUANT TO SECTIONS 1851 THROUGH 1859
OF THE SOCIAL SECURITY ACT FOR THE OPERATION OF A MEDICARE
ADVANTAGE PLAN
The Centers for Medicare & Medicaid Services (hereinafter referred to as “CMS”) and ____________________________________________, a Medicare Advantage Organization (hereinafter referred to as the “MA Organization”) agree to amend the contract _____________________ governing the MA Organization’s operation of a Medicare Advantage plan described in section 1851(a)(2)(A) or section 1851(a)(2)(C) of the Social Security Act (hereinafter referred to as “the Act”), including all attachments, addenda, and amendments thereto, to include the provisions contained in this Addendum (collectively hereinafter referred to as the “contract”), under which the MA Organization shall offer Employer/Union-Only Group MA-Only Plans (hereinafter referred to as “employer/union-only group health plans”) in accordance with the waivers granted by CMS under section 1857(i) of the Act. The terms of this Addendum shall only apply to MA-only health plans offered by the MA Organization exclusively to eligible individuals enrolled in employment-based health coverage under a contract between the MA Organization and the employer/union sponsor of the employment-based health coverage.
This Addendum is made pursuant to Subpart K of 42 CFR Part 422.

Article I
Employer/Union-Only Group Medicare Advantage Health Plan
A.	MA Organization agrees to operate one or more employer/union-only group health plans in accordance with the Medicare Advantage contract (as modified by this Addendum), which incorporates in its entirety the 2009 Application Instructions For Medicare Advantage Organizations To Offer New Employer/Union-Only Group Waiver Plans (EGWPs) and any employer/union-only group waiver guidance, including, but not limited to those requirements contained in Chapter 9 of the Medicare Managed Care Manual).

B.	This Addendum is deemed to incorporate any changes that are required by statute to be implemented during the term of the contract, and any regulations and policies implementing or interpreting such statutory provisions.

C.	In the event of any conflict between the employer/union-only group waiver guidance issued prior to the execution of the contract and this Addendum, the provisions of this Addendum shall control. In the event of any conflict between the employer/union- only group waiver guidance issued after the execution of the contract and this Addendum, the provisions of the employer/union-only group guidance shall control.

D.	This Addendum is in no way intended to supersede or modify 42 CFR Part 422 or sections 1851 through 1859 of the Act, except as specifically provided in applicable employer/union-only group waiver guidance and/or in this Addendum. Failure to reference a statutory or regulatory requirement in this Addendum does not affect the applicability of such requirement to the MA Organization and CMS.

E.	The provisions of this Addendum apply to all employer/union-only group health plans offered by MA Organization under this contract number. In the event of any conflict between the provisions of this Addendum and any other provision of the contract, the terms of this Addendum shall control.

Article II
Functions to be Performed by the Medicare Advantage Organization
A. PROVISION OF BENEFITS
1.	MA Organization agrees to provide enrollees in each of its employer/union-only group health plans the basic benefits (hereinafter referred to as “basic benefits”) as required under 42 CFR §422.101 and, to the extent applicable, supplemental benefits under 42 CFR §422.102 and as established in the MA Organization’s final benefit and price bid proposal as approved by CMS.

2.	The requirements in section 1852 of the Act and 42 CFR §422.100(c)(1) pertaining to the offering of benefits covered under Medicare Part A and in section 1851 of the Act and 42 CFR §422.50(a)(l) pertaining to who may enroll in an MA plan are waived for employer/union-only group health plan enrollees who are not entitled to Medicare Part A.

3.	For employer/union-only group health plans offering non-calendar year coverage, MA Organization may determine basic and supplemental benefits (including deductibles, out-of-pocket limits, etc.) on a non-calendar year basis subject to the following requirements:

(a) Applications, bids, and other submissions to CMS must be submitted on a calendar year basis; and

(b) CMS payments will be determined on a calendar year basis.

4.	For employer/union-only group MA-only plans that have a monthly beneficiary rebate described in 42 CFR §422.266:

(a) MA Organization may vary the form of rebate for a particular plan benefit package so that the total monthly rebate amount may be credited differently for each employer/union group to whom MA Organization offers the plan benefit package, with the exception of a rebate credited toward the reduction of the Part B premium as stated in II.A.4(b); and

(b) MA Organization must:
(i) ensure Part B premium reductions are the same for all enrollees in a plan benefit package;

(ii) ensure that the total monthly rebate amount per enrollee is uniform across all employer/union groups within the plan benefit package;

(iii) ensure that all rebates are accounted for and used only for the purposes provided in the Act; and

(iv) retain documentation that supports the use of all of the rebates on a detailed basis for each employer/union group within the plan benefit package and must provide access to this documentation in accordance with the requirements of 42 CFR §422.501.
B. ENROLLMENT REQUIREMENTS
1.	MA Organization agrees to restrict enrollment in an employer/union-only group health plan to those individuals eligible for the employer’s/union’s employment-based group coverage.

2.	MA Organization will not be subject to the requirement to offer the employer/union-only group health plan to all eligible beneficiaries residing in the plan’s service area as set forth in 42 CFR §422.50.

3.	If an employer/union elects to enroll eligible individuals eligible for its employer/union-only group health plan through a group enrollment process, MA Organization will not be subject to the individual enrollment requirements set forth in 42 CFR §422.60. MA Organization agrees that it will comply with all the requirements for group enrollment contained in CMS guidance, including those requirements contained in Chapter 2 of the Medicare Managed Care Manual.
C. BENEFICIARY PROTECTIONS
1.	Except as provided in II.C.2., CMS agrees that with respect to any employer/union-only group health plans, MA Organization will not be subject to the prior review and approval of marketing materials and election forms requirements set forth in 42 CFR §422.80. MA Organization will be subject to all other disclosure requirements contained in 42 CFR §422.111 and in CMS guidance, including those requirements contained in Chapter 9 of the Medicare Managed Care Manual.

2.	CMS agrees that the disclosure requirements set forth in 42 CFR §422.111 will not apply with respect to any employer/union-only group health plan when the employer/union is subject to alternative disclosure requirements (e.g., the Employee Retirement Income Security Act of 1974 (“ERISA”)) and fully complies with such alternative requirements. MA Organization agrees to comply with the requirements for this waiver contained in employer/union-only group waiver guidance, including those requirements contained in Chapter 9 of the Medicare Managed Care Manual.
D. SERVICE AREA
1.	CMS agrees that Local employer/union-only group health plans that provide coverage to individuals in any part of a State may offer coverage to individuals eligible for the employer/union-only group throughout that State provided the MA

Organization has properly designated (in accordance with CMS operational requirements) its employer/union-only group service areas in CMS’s Health Plan Management System (HPMS) as including those areas outside of its individual service area(s) to allow for enrollment of these beneficiaries in CMS enrollment systems.

2.	CMS agrees that those Local Coordinated Care Health Plans that provide coverage to individuals in any part of a State can offer coverage to beneficiaries eligible for the employer/union-only group plan that reside outside of the State provided:

(a) the MA Organization has properly designated (in accordance with CMS operational requirements) its employer/union-only group service areas in CMS’s Health Plan Management System (HPMS) as including those areas outside of its individual State service area(s) to allow for enrollment of these beneficiaries in CMS enrollment systems; and

(b) the MA Organization, either itself or through partnerships (i.e., arrangements) with other MA Organizations, is able to meet CMS provider network adequacy requirements and provide consistent benefits to those beneficiaries.

3.	CMS agrees that non-network Private Fee-for-Service employer/union-only group health plans may offer coverage beyond their designated individual service areas to all enrollees of a particular employer/union-only group plan, regardless of where they reside in the nation, provided the MA Organization has properly designated (in accordance with CMS operational requirements) its employer/union-only group service area in CMS’ HPMS as including areas outside of its individual plan service area(s) to allow for the enrollment of these beneficiaries in CMS enrollment systems.
F. PAYMENT TO MA ORGANIZATION
MA Organization acknowledges that the risk sharing, plan entry and retention bonus provisions of section 1858 of the Act and 42 CFR §422.458 shall not apply to Regional employer/union-only group health plans.

In witness whereof, the parties hereby execute this Addendum.
FOR THE MA ORGANIZATION

Heath Schiesser Print Name	President and CEO Title

Signature	Date

Organization	8735 Henderson Rd., Tampa, FL 33634 Address
FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES

Teresa DeCaro, R.N., MS Acting Director Medicare Drug and Health Plan Contract Administration Group Center for Drug and Health Plan Choice	Date

2009 EGWP (“800 SERIES”) MA-PD ADDENDUM
EMPLOYER/UNION-ONLY GROUP ADDENDUM TO CONTRACT WITH
APPROVED ENTITY PURSUANT TO SECTIONS 1851 THROUGH 1859 AND
1860D-1 THROUGH 1860D-42 OF THE SOCIAL SECURITY ACT FOR THE
OPERATION OF A MEDICARE ADVANTAGE PRESCRIPTION DRUG PLAN
The Centers for Medicare & Medicaid Services hereinafter referred to as “CMS”) and _________________________________, a Medicare Advantage Organization (hereinafter referred to as the “MA Organization”) agree to amend the contract _________ (INSERT “H” OR “R “ NUMBER) governing the MA Organization’s operation of a Medicare Advantage plan described in section 1851(a)(2)(A) or section 1851(a)(2)(C) of the Social Security Act (hereinafter referred to as “the Act”), including all attachments, addenda, and amendments thereto, to include the provisions contained in this Addendum (collectively hereinafter referred to as the “contract”), under which the MA Organization shall offer Employer/Union-Only Group MA-PD Plans (hereinafter referred to as “employer/union-only group MA-PDs”) in accordance with the waivers granted by CMS under section 1857(i) of the Act. The terms of this Addendum shall only apply to MA-PD plans offered by the MA Organization exclusively to eligible individuals enrolled in employment-based health coverage under a contract between the MA Organization and the employer/union sponsor of the employment-based health coverage.
This Addendum is made pursuant to Subparts K of 42 CFR Parts 422 and 423.

ARTICLE I
EMPLOYER/UNION-ONLY GROUP MEDICARE ADVANTAGE
PRESCRIPTION DRUG PLANS
A.	MA Organization agrees to operate one or more employer/union-only group MA-PDs in accordance with the Medicare Advantage contract (as modified by this Addendum), which incorporates in its entirety the 2009 Application Instructions For Medicare Advantage Organizations To Offer New Employer/Union-Only Group Waiver Plans (EGWPs) and any employer/union-only group waiver guidance, including, but not limited to those requirements contained in Chapter 9 of the Medicare Managed Care Manual).

B.	This Addendum is deemed to incorporate any changes that are required by statute to be implemented during the term of the contract, and any regulations and policies implementing or interpreting such statutory provisions.

C.	In the event of any conflict between the employer/union-only group waiver guidance issued prior to the execution of the contract and this Addendum, the provisions of this Addendum shall control. In the event of any conflict between the employer/union-only group waiver guidance issued after the execution of the contract and this Addendum, the provisions of the employer/union-only group guidance shall control.

D.	This Addendum is in no way intended to supersede or modify 42 CFR Parts 422 and 423 or sections 1851 through 1859 and 1860D-1 through D-42 of the Act, except as specifically provided in applicable employer/union-only group waiver guidance and/or in this Addendum. Failure to reference a statutory or regulatory requirement in this Addendum does not affect the applicability of such requirement to the MA Organization and CMS.

E.	The provisions of this Addendum apply to all employer/union-only group MA-PDs offered by MA Organization under this contract number. In the event of any conflict between the provisions of this Addendum and any other provision of the contract, the terms of this Addendum shall control.

ARTICLE II
FUNCTIONS TO BE PERFORMED BY THE MEDICARE ADVANTAGE
ORGANIZATION
A. PROVISION OF MA BENEFITS
1.	MA Organization agrees to provide enrollees in each of its employer/union-only group MA-PDs the basic benefits (hereinafter referred to as “basic benefits”) as required under 42 CFR §422.101 and, to the extent applicable, supplemental benefits under 42 CFR §422.102 and as established in the MA Organization’s final benefit and price bid proposal as approved by CMS.

2.	The requirements in section 1852 of the Act and 42 CFR §422.100(c)(1) pertaining to the offering of benefits covered under Medicare Part A and in section 1851 of the Act and 42 CFR §422.50(a)(l) pertaining to who may enroll in an MA-PD are waived for employer/union-only group MA-PD enrollees who are not entitled to Medicare Part A.

3.	For employer/union-only group MA-PDs offering non-calendar year coverage, MA Organization may determine basic and supplemental benefits (including deductibles, out-of-pocket limits, etc.) on a non-calendar year basis subject to the following requirements:

(a) Applications, bids, and other submissions to CMS must be submitted on a calendar year basis; and

(b) CMS payments will be determined on a calendar year basis.

4.	For employer/union-only group MA-PDs that have a monthly beneficiary rebate described in 42 CFR §422.266:

(a) MA Organization may vary the form of rebate for a particular plan benefit package so that the total monthly rebate amount may be credited differently for each employer/union group to whom MA Organization offers the plan benefit package, with the exception of a rebate credited toward the reduction of the Part B premium as stated in II.A.4(b); and

(b) MA Organization must:
(i) ensure Part B premium reductions are the same for all enrollees in a plan benefit package;

(ii) ensure that the total monthly rebate amount per enrollee is uniform across all employer/union groups within the plan benefit package;

(iii) ensure that all rebates are accounted for and used only for the purposes provided in the Act; and

(iv) Retain documentation that supports the use of all of the rebates on a detailed basis for each employer/union group within the plan benefit package and must provide access to this documentation for inspection or audit by CMS (or its designee) in accordance with the requirements of 42 CFR 422.503(d) and 422.504(d) and (e).
5.	MA Organization agrees it shall obtain written agreements from each employer/union that provide that the employer/union may determine how much of an enrollee’s Part C monthly beneficiary premium it will subsidize, subject to the restrictions set forth in II.A.5(a) through (c). MA Organization agrees to retain these written agreements with employers/unions and must provide access to this documentation for inspection or audit by CMS (or its designee) in accordance with the requirements of 42 CFR 422.503(d) and 422.504(d) and (e)

(a) The employer/union can subsidize different amounts for different classes of enrollees in the employer group health plan provided such classes are reasonable and based on objective business criteria, such as years of service, date of retirement, business location, job category, and nature of compensation (e.g., salaried v. hourly).

(b) The employer/union cannot vary the premium subsidy for individuals within a given class of enrollees.

(c) The employer/union cannot charge an enrollee for coverage provided under the employer group health plan more than the sum of his or her monthly beneficiary premium attributable to basic benefits provided under the plan as defined in 42 CFR §422.2 (i.e., all Medicare-covered benefits, except hospice services) and 100% of the monthly beneficiary premium attributable to his or her non-Medicare Part C benefits (if any). MA Organization must pass through the monthly payments described under 42 CFR 422.304(a) received from CMS to reduce the amount that the enrollee pays (or, in those instances where the subscriber to or participant in the employer plan pays premiums on behalf of a Medicare eligible spouse or dependent, the amount the subscriber or participant pays).
B. PROVISION OF PRESCRIPTION DRUG BENEFITS
1.	(a) Except as provided in II.B.1 (b), MA Organization agrees to provide basic prescription drug coverage, as defined under 42 CFR §423.100, under any employer/union-only group MA-PD, in accordance with Subpart C of 42 CFR Part 423.

(b) CMS agrees that MA Organization will not be subject to the actuarial equivalence requirement set forth in 42 CFR §423.104(e)(5) with respect to any employer/union-only group MA-PD and may provide less than the defined standard coverage between the deductible and initial coverage limit. MA Organization agrees that its basic prescription drug coverage under any employer/union-only group MA-PD will satisfy all of the other actuarial equivalence standards set forth in 42 CFR §423.104, including but not limited to the requirement set forth in 42 CFR §423.104(e)(3) that the plan has a total or gross value that is at least equal to the total or gross value of defined standard coverage.

(c) CMS agrees that nothing in this Addendum prevents MA Organization from offering benefits in addition to basic prescription drug coverage to employers/unions. Such additional benefits offered pursuant to private agreements between MA Organization and employers/unions will be considered non-Medicare Part D benefits (“non-Medicare Part D benefits”). MA Organization agrees that such additional benefits may not reduce the value of basic prescription drug coverage (e.g., additional benefits cannot impose a cap that would preclude enrollees from realizing the full value of such basic prescription drug coverage).

(d) MA Organization agrees that enrollees of employer/union-only group MA-PDs shall not be charged more than the sum of his or her monthly beneficiary premium attributable to basic prescription drug coverage and 100% of the monthly beneficiary premium attributable to his or her non-Medicare Part D benefits (if any). MA Organization must pass through the direct subsidy payments received from CMS to reduce the amount that the beneficiary pays (or, in those instances where the subscriber to or participant in the employer plan pays premiums on behalf of an eligible spouse or dependent, the amount the subscriber or participant pays).

(e) MA Organization agrees that any additional non-Medicare Part D benefits offered to an employer/union will always pay primary to the subsidies provided by CMS to low-income individuals under Subpart P of 42 CFR Part 423 (the “Low-Income Subsidy”).

(f) If an MA Organization uses a standard for reimbursement of pharmacies based on the cost of a drug, MA Organization will update such standard not less frequently than once every 7 days, beginning with an initial update on January 1 of each year, to accurately reflect the market price of the drug.

(g) Effective January 1, 2010, MA Organization will issue, mail, or otherwise transmit payment with respect to all claims submitted by pharmacies (other than pharmacies that dispense drugs by mail order only, or are located in, or .contract with, a long-term care facility) within 14 days of receipt of an electronically submitted claim or within 30 days of receipt of a claim submitted otherwise.

(h) Effective January 1, 2010, MA Organization must ensure that a pharmacy located in, or having a contract with, a long-term care facility will have not less than 30 days (but not more than 90 days) to submit claims to MA Organization for reimbursement.

(i) MA Organization agrees to maintain records and provide access in accordance with 42 CFR §§423.504(d), 423.505(b)(10), (d), and (e), and 423.505(i)(2)(ii).

2.	MA Organization agrees enrollees of employer/union-only group MA-PDs will not be permitted to make payment of premiums under 42 CFR §423.293 (a) through withholding from the enrollee’s Social Security, Railroad Retirement Board, or Office of Personnel Management benefit payment.

3.	MA Organization agrees it shall obtain written agreements from each employer/union that provide that the employer/union may determine how much of an enrollee’s Part D monthly beneficiary premium it will subsidize, subject to the restrictions set forth in 113.3(a) through (g). MA Organization agrees to retain these written agreements with employers/unions, including any written agreements related to items (d) through (f), and must provide access to this documentation for inspection or audit by CMS (or its designee) in accordance with the requirements of 42 CFR 423.504(d) and 423.505(d) and (e)

(a) The employer/union can subsidize different amounts for different classes of enrollees in the employer/union-only group MA-PD provided such classes are reasonable and based on objective business criteria, such as years of service, date of retirement, business location, job category, and nature of compensation (e.g., salaried v. hourly). Different classes cannot be based on eligibility for the Low Income Subsidy.

(b) The employer/union cannot vary the premium subsidy for individuals within a given class of enrollees.

(c) The employer/union cannot charge an enrollee for prescription drug coverage provided under the plan more than the sum of his or her monthly beneficiary premium attributable to basic prescription drug coverage and 100% of the monthly beneficiary premium attributable to his or her non-Medicare Part D benefits (if any). The employer/union must pass through direct subsidy payments received from CMS to reduce the amount that the beneficiary pays (or, in those instances where the subscriber to or participant in the employer plan pays premiums on behalf of an eligible spouse or dependent, the amount the subscriber or participant pays).

(d) For all enrollees eligible for the Low Income Subsidy, the low income premium subsidy amount will first be used to reduce any portion of the MA-PD monthly beneficiary premium paid by the enrollee (or in those instances where the subscriber to or participant in the employer plan pays premiums on behalf of a low-income eligible spouse or dependent, the amount the subscriber or participant pays), with any remaining portion of the premium subsidy amount then applied toward any portion of the MA-PD monthly beneficiary premium (including any MA premium) paid by the employer/union. However, if the sum of the enrollee’s MA-PD monthly premium (or the subscriber’s/participant’s MA-PD monthly premium, if applicable) and the employer’s/union’s MA-PD monthly premiums (i.e., total monthly premium) are less than the monthly low-income premium subsidy amount, any portion of the low-income subsidy premium amount above the total MA-PD monthly premium must be returned directly to CMS. Similarly, if there is no MA-PD monthly premium charged the beneficiary (or subscriber/participant, if applicable) or employer/union, the entire low-income premium subsidy amount must be returned directly to CMS and cannot be retained by the MA Organization, the employer/union, or the beneficiary (or the subscriber/participant, if applicable).

(e) If the Part D sponsor does not or cannot directly bill an employer group’s beneficiaries, CMS will permit the Part D sponsor to directly refund the amount of the low-income premium subsidy to the LIS beneficiary. This refund must meet the above requirements concerning beneficiary premium contributions; specifically, that the amount of the refund not exceed the amount of the monthly premium contribution by the enrollee and/or the employer. In addition, the sponsor must refund these amounts to the beneficiary within a reasonable time period. However, under no circumstances may this time period exceed forty five (45) days from the date that the Part D sponsor receives the low-income premium subsidy amount payment for that beneficiary from CMS.

(f) The MA Organization and the employer/union may agree that the employer/union will be responsible for reducing up-front the MA-PD premium contribution required for enrollees eligible for the Low Income Subsidy. In those instances where the employer/union is not able to reduce up-front the MA-PD premiums paid by the enrollee (or, the subscriber/participant, if applicable), the MA Organization and the employer/union may agree that the employer/union shall directly refund to the enrollee (or subscriber/participant, if applicable) the amount of the low-income premium subsidy up to the MA-PD monthly premium contribution previously collected from the enrollee (or subscriber/participant, if applicable). The employer/union is required to complete the refund on behalf of the MA Organization within forty-five (45) days of the date the MA Organization receives from CMS the low-income premium subsidy amount payment for the low-income subsidy eligible enrollee.

(g) If the low income premium subsidy amount for which an enrollee is eligible is less than the portion of the Part D monthly beneficiary premium paid by the enrollee (or subscriber/participant, if applicable), then the employer/union should communicate to the enrollee (or subscriber/participant) the financial consequences of the low-income subsidy eligible individual enrolling in the employer/union-only group MA-PD as compared to enrolling in another Part D plan with a monthly beneficiary premium equal to or below the low income premium subsidy amount.

4.	For non-calendar year employer/union-only group MA-PDs, MA Organization may determine benefits (including deductibles, out-of-pocket limits, etc.) on a non-calendar year basis subject to the following requirements:

(a) Applications, formularies, bids and other submissions to CMS must be submitted on a calendar year basis;

(b) The prescription drug coverage under the employer/union-only group MA-PD must be at least actuarially equivalent to defined standard coverage for the portion of its plan year that falls in a given calendar year. An employer/union-only group MA-PD will meet this standard if its prescription drug coverage is at least actuarially equivalent for the calendar year in which the plan year starts and no design change is made for the remainder of the plan year. In no event can MA Organization increase during the plan year the annual out-of-pocket threshold;

(c) After an enrollee’s incurred costs exceed the annual out-of-pocket threshold, the employer/union-only group MA-PD must provide coverage that is at least actuarially equivalent to that provided under standard prescription drug coverage; eligibility for such coverage can be determined on a plan year basis.
C. ENROLLMENT REQUIREMENTS
1.	MA Organization agrees to restrict enrollment in an employer/union-only group MA-PD to those individuals eligible for the employer’s/union’s employment-based group coverage.

2.	MA Organization will not be subject to the requirement to offer the employer/union-only group MA-PD to all Medicare eligible beneficiaries residing in its service area as set forth in 42 CFR §422.50.

3.	If an employer/union elects to enroll eligible individuals eligible for its employer/union-only group MA-PDs through a group enrollment process, MA Organization will not be subject to the individual enrollment requirements set forth in 42 CFR §422.60. MA Organization agrees that it will comply with all the requirements for group enrollment contained in CMS guidance, including those requirements contained in Chapter 2 of the Medicare Managed Care Manual.
D. BENEFICIARY PROTECTIONS
1.	Except as provided in H.D.2., CMS agrees that, with respect to any employer/union-only group MA-PDs, MA Organization will not be subject to the information requirements set forth in 42 CFR §423.48 and the prior review and approval of marketing materials and election forms requirements set forth in 42

CFR §422.80 and §423.50. MA Organization will be subject to all other disclosure and dissemination requirements contained in 42 CFR §422.111, §423.128 and in CMS guidance, including those requirements contained in Chapter 9 of the Medicare Managed Care Manual.

2.	CMS agrees that the disclosure and dissemination requirements set forth in 42 CFR §422.111 and §423.128 will not apply with respect to any employer/union-only group MA-PD when the employer/union is subject to alternative disclosure requirements (e.g., the Employee Retirement Income Security Act of 1974 (“ERISA”)) and fully complies with such alternative requirements. MA Organization agrees to comply with the requirements for this waiver contained in employer/union-only group waiver guidance, including those requirements contained in Chapter 9 of the Medicare Managed Care Manual.

3.	CMS agrees that with respect to any employer/union-only group MA-PDs, MA Organization will not be subject to the Part D beneficiary customer service call center hour and performance requirements. MA Organization agrees to operate beneficiary customer service call center hours for any employer/union-only group MA-PDs that ensure a sufficient mechanism is available to respond to beneficiary inquiries and provide customer service call center services to these members during normal business hours. However, MA Organization agrees that CMS may review the adequacy of these call center hours and potentially require expanded beneficiary customer service call center hours in the event of beneficiary complaints or for other reasons in order to ensure that the customer service call center hours are sufficient to meet the needs of its enrollee population.
E. SERVICE AREA, FORMULARIES AND PHARMACY ACCESS
1.	CMS agrees that Local employer/union-only group MA-PDs that provide coverage to individuals in any part of a State may offer coverage to retirees eligible for the employer/union-only group MA-PD throughout that State provided the MA Organization has properly designated (in accordance with CMS operational requirements) its employer/union-only group service areas in CMS’s Health Plan Management System (HPMS) as including those areas outside of its individual service area(s) to allow for enrollment of these beneficiaries in CMS enrollment systems. CMS also agrees that employer/union-only group Regional MA-PDs that provide coverage to individuals in any part of a Region can offer coverage to retirees eligible for the employer/union-only group MA-PD throughout that Region.

2.	CMS agrees that those Local Coordinated Care Health MA-PDs that provide coverage to individuals in any part of a State can offer coverage to beneficiaries eligible for the employer/union-only group plan that reside outside of the State provided:

(a) the MA Organization has properly designated (in accordance with CMS operational requirements) its employer/union-only group service areas in CMS’s Health Plan Management System (HPMS) as including those areas outside of its individual State service area(s) to allow for enrollment of these beneficiaries in CMS enrollment systems; and

(b) the MA Organization, either itself or through partnerships (i.e., arrangements) with other MA Organizations, is able to meet CMS provider network adequacy requirements and provide consistent benefits to those beneficiaries.; or

(c) the MA Organization will be afforded a limited flexibility in a portion of an expanded employer/union-only group service area outside a State where it is unable to secure contracts with an adequate number of network providers to satisfy CMS’ MA coordinated care network adequacy requirements that otherwise would apply. As a condition of receiving this waiver, the MA Organization agrees to meet each of the following requirements:
(1) The MA Organization must be able to meet CMS’ MA coordinated care network adequacy requirements for at least the majority of a particular employer or union group’s beneficiaries enrolled in the “800 series” coordinated care plan. In those instances where the MA Organization cannot meet this requirement for a particular employer or union group’s beneficiaries, CMS will require information, including MA network adequacy information for the particular employer or union group, to be submitted for review and approval by CMS;

(2) All of an employer or union group’s beneficiaries, including those beneficiaries that do not have access to contracted MA network providers, must receive the same covered benefits, at the preferred in-network cost sharing for all covered benefits offered by the coordinated care plan;

(3) The MA Organization must provide payment to noncontract providers in accordance with the requirements of 1852(a)(2)(A) of the Social Security Act (i.e., the MA Organization must provide “payment in an amount so that — (i) the sum of such payment amount and any cost sharing provided under the plan is equal to at least (ii) the total dollar amount of payment for such items and services as would otherwise be authorized under parts A and B (including any balance billing under such parts [emphasis added])”). Note that, unlike private fee-for-service MA plans, MA Organizations offering local coordinated care plans have the ability to pay more than the required above-mentioned statutory amounts to any particular noncontract provider (See also 42 CFR 422.214; and 42 CFR 489.53(a)(2) (hospitals and other institutional providers with Original Medicare fee-for-service provider agreements that place certain restrictions on treating any Medicare beneficiaries may be subject to having those agreements terminated by CMS));

(4) The MA Organization must take whatever steps are necessary to ensure that beneficiaries residing in areas where the MA Organization is unable to secure contracts with an adequate number of a specific type of provider(s) to satisfy CMS’ MA network adequacy requirements will have access to providers, including providing assistance to these beneficiaries in locating providers and/or utilizing its ability, as outlined above, to pay noncontract providers more than the statutory minimum required in section 1852(a)(2)(A) of the Social Security Act;

(5) In addition to assisting enrollees residing in non-network areas of the local coordinated care plan in finding providers who will furnish services, the MA Organization must also establish a program to specifically assist these enrollees in the coordination of their health care service. Areas that should be addressed in its coordination plan for its non-network enrollees are discussed in section 120.3 of Chapter 4 of the Medicare Managed Care Manual; and

(6) In order to minimize any adverse effects on beneficiaries residing in areas where the MA Organization is unable to satisfy CMS’ MA network adequacy requirements, the MA Organization also must have in place an effective communication plan with employer groups prior to transitioning these employer group beneficiaries to the local coordinated care plan. This must include the following key communications: (a) ensure employer sponsors and their beneficiaries understand how the plan will work for those enrollees residing in areas where MA network providers are not available, including that noncontract providers are generally not required to accept the plan and furnish services; (b) ensure the MA Organization has a targeted communication strategy and provides information and assistance for beneficiaries affected by lack of access to network providers (i.e., whom they contact if they have difficulties locating a provider that will furnish services, etc); (c) conduct targeted education and outreach to the current providers of beneficiaries affected by lack of access to network providers prior to transitioning the group to the local coordinated care plan, explaining how the local coordinated care employer group product works, how claims are submitted, etc.; and (d) assure all noncontract providers that they will receive prompt and accurate payment.
3.	CMS agrees that non-network Private Fee-for-Service employer/union-only group MA-PDs may offer coverage beyond their designated individual service areas to all enrollees of a particular employer/union-only group plan, regardless of where they reside in the nation, provided the MA Organization has properly designated (in accordance with CMS operational requirements) its employer/union-only group service area in CMS’ HPMS as including areas outside of its individual plan service area(s) to allow for the enrollment of these beneficiaries in CMS enrollment systems.

4.	MA Organization agrees to utilize, as the formulary for any employer/union-only group MA-PD, a base formulary that has received approval from CMS, in accordance with CMS formulary guidance, for use in a non-group MA-PD offered by MA Organization. Except as set forth in 42 CFR §423.120(b) and sub-regulatory guidance, MA Organization may not modify the approved base formulary used for any employer/union-only group MA-PD by removing drugs, adding additional utilization management restrictions, or increasing the cost-sharing status of a drug from the base formulary. Enhancements that are permitted to the base formulary include adding additional drugs, removing utilization management restrictions, and improving the cost-sharing status of drugs.

5.	For any employer/union-only group MA-PD, MA Organization agrees to provide Part D benefits in the plan’s service area utilizing a pharmacy network and formulary that meets the requirements of 42 CFR §423.120, with the following exception: CMS agrees that the retail pharmacy access requirements set forth in 42 CFR §423.120(a)(1) will not apply when the employer/union-only group MA-PD ‘s pharmacy network is sufficient to meet the needs of its enrollees throughout the employer/union-only group MA-PD’s service area, as determined by CMS. CMS may periodically review the adequacy of the employer/union-only group MA-PD’s pharmacy network and require the employer/union-only group MA-PD to expand access if CMS determines that such expansion is necessary in order to ensure that the employer/union-only group MA-PD’s network is sufficient to meet the needs of its enrollees.
F. PAYMENT TO MA ORGANIZATION
Except as provided in II.F.l through 4, payment under this Addendum will be governed by the rules of Subparts G and J of 42 CFR Part 423.
1.	MA Organization acknowledges that the risk sharing, plan entry and retention bonus provisions of section 1858 of the Act and 42 CFR §422.458 shall not apply to any employer/union-only group Regional MA-PDs.

2.	MA Organization acknowledges that the risk-sharing payment adjustment described in 42 CFR §423.336 is not applicable for any employer/union-only group MA-PD enrollee.

3.	MA Organization is not required to submit a Part D bid and will receive a monthly direct subsidy under 42 CFR Subpart G for each employer/union-only group MA-PD enrollee equal to the amount of the national average monthly bid amount (not its approved standardized bid), adjusted for health status (as determined under 42 CFR §423.329(b)(1)) and reduced by the base beneficiary premium for the employer/union-only group MA-PD, as adjusted under 42 CFR §423.286(d)(3), if applicable. The further adjustments to the base beneficiary premium contained in

42 CFR §423.286(d)(1) and (2) will not apply.

4.	MA Organization will not receive monthly reinsurance payment or low-income cost-sharing subsidy amounts in the manner set forth in 42 CFR §423.329(c)(2)(i) and 42 CFR §423.329(d)(2)(i) for any employer/union-only group MA-PD enrollee, but instead will receive the full reinsurance and low-income cost-sharing subsidy payments following the end of year reconciliation as described in 42 CFR §423.329(c)(2)(H) and 42 CFR §423.329(d)(2)(ii) respectively.

5.	For non-calendar year plans:

(a) CMS payments will be determined on a calendar year basis;

(b) Low income subsidy payments and reconciliations will be determined based on the calendar year for which the payments are made; and

(c) MA Organization acknowledges that it will not receive reinsurance payments under 42 CFR §423.329(c).

In witness whereof, the parties hereby execute this Addendum.
FOR THE MA ORGANIZATION

Heath Schiesser	President and CEO
Print Name	Title

Signature	Date

8735 Henderson Rd., Tampa, FL 33634
Organization	Address
FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES

Cynthia Tudor, PH.D. Director Medicare Drug Benefit Group and C&D Data Group Center for Drug and Health Plan Choice	Date

Teresa DeCaro, R.N., MS Acting Director Medicare Drug and Health Plan Contract Administration Group	Date